 Alliance Data NYSE: ADS  Second Quarter 2018 ResultsJuly 19, 2018  Exhibit 99.2

 11  2  Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements.  Examples of forward-looking statements include, but are not limited to, statements we make regarding our expected operating results, future economic conditions including currency exchange rates, future dividend declarations and the guidance we give with respect to our anticipated financial performance. We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

 Agenda  Speakers: Ed Heffernan President and CEO Charles Horn EVP and CFO Consolidated ResultsSegment ResultsCredit Metrics2018 Guidance  1  3

 Second Quarter 2018 Consolidated Results(MM, except per share)  2  4    Quarter Ended June 30,          2018  2017  % Change    Revenue  $1,904  $1,822  +5%    Pro forma revenue1  $1,970  $1,822  +8%    Net income  $218  $138  +58%    EPS  $3.93  $2.47  +59%    Core EPS  $5.01  $3.84  +31%              Adjusted EBITDA  $563  $499  +13%    Adjusted EBITDA, net  $471  $433  +9%              Diluted shares outstanding  55.4  55.8      1 ASC 606 revenue recognition, which became effective January 1, 2018, requires a net revenue recognition (gross revenue less cost of goods) for travel-related redemptions at AIR MILES®. This new presentation lowers reported revenue but does not impact net income, EPS or core EPS.

 Delinquency and Loss Rates  50 bps  40 bps    ↑50 bps  ↑40 bps    TDR related  Improving delinquency rates  In June, more modified accounts (TDRs) stayed in the delinquency rate than expected (neither cured or charged-off)This caused the reported delinquency rate to be elevated compared to the true run-rate (↑10 bps)Recidivism is expected from TDRs, which is why the higher reserve rate (28 percent at June 30, 2018); this means any flow-through to charge-off has already been covered thus no P&L exposureQ3 and Q4 net loss rate guidance considers this impactUnfortunately, the “noise” in June’s delinquency rates was not effectively communicated  5

   Quarter Ended June 30,              2018    2017  % Change      Revenue:               LoyaltyOne®  $249    $280         ASC 606 adjustment  66    --      Change to net revenue presentation   Pro forma  315     280   +12%                     Epsilon®  514    544  -5%    Weakness in Agency and site-based display offerings (not CRM Direct)   Card Services  1,149    1,005  +14%       Other  (8)    (7)           $1,970    $1,822  +8%                    Adjusted EBITDA, net:               LoyaltyOne  $69    $57  +22%       Epsilon  107    107  -%    Positive change in revenue mix improved margins   Card Services  336    305  +10%       Other  (41)    (36)           $471     $433   +9%      Second Quarter 2018 Segment Results(MM)  6

LoyaltyOne

- Q2:
  - Double-digit pro forma revenue and adjusted EBITDA growth
  - Key expansion by largest sponsor in AIR MILES® program, Bank of Montreal (BMO)
  - Key metric – AIR MILES issued - turned positive (+2 percent) for first time in over 6 quarters
  - Telus and Kroger (U.S.) deals inked

- 2nd Half Guide:
  - Continuation of strong results shown in second quarter
  - AIR MILES issued should move solidly into growth mode



Miles Issued YoY Growth %
+5%
0%
-5%
Q4'16
Q1'17
Q2'17
Q3'17
Q4'17
Q1'18
Q2'18
Q3'18E
Q4'18E

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 Epsilon  1st Half: Revenue down 5 percent, but primarily pass-through, low-margin Agency businessAdjusted EBITDA up 4 percent in 1st half (tracking to guidance)Additional $ added to innovation fund (partial use of tax windfall)2nd Half Guide: Mid-single revenue and adjusted EBITDA growth expectedAuto and Conversant CRM revenue tracking to double-digit growth (approximately 50% of Epsilon revenue)Other businesses stable/flat revenue growth to prior year  8

Card Services

- 1st Half:
  - +14 percent revenue growth, +3 percent adjusted EBITDA, net growth
    - Revenue growth consistent Q1 and Q2, adjusted EBITDA, net ramping (-4 percent in Q1, +10 percent in Q2)
  - +19 percent average receivables growth (active programs), +12 percent reported
  - Approximately $6 million of innovation fund spent supporting consumer deposit and frictionless mobile initiatives

- 2nd Half Guide:
  - Revenue and receivables growth similar to 1st half expected
  - Adjusted EBITDA, net ramping to approximately 20 percent growth in 2nd half
  - Net loss rates: 6.7 percent in Q1, 6.4 percent in Q2, high-5 percent in Q3, mid-5 percent in Q4, approximately 6 percent for year
    - Noise from 1st half is largely gone – delinquency rates narrowing: ↑60 bps in April ⟶ ↑40 bps in June; early stage delinquencies narrowed to ↑25 bps in June
    - In-house recovery efforts trending favorably: 9 percent in Q1, 15 percent in Q2 ⟶ 20 percent in 2nd half
  - 2018 new signings: >2.5 Bn: IKEA, Lucky Brand, Adorama, Appliances Connection, Floor and Decor, Wyndham Hotels plus several large names to be announced

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 Credit Metrics (MM)    Quarter Ended June 30,          2018  2017  Change    Credit sales  $7,568  $7,515  +1%    Credit sales – active programs  $7,405  $6,659  +11%    Average card receivables  $17,570  $15,740  +12%    Total gross yield  24.9%  25.0%  -0.1%    Operating expenses as % of average card receivables   8.9%  8.6%  +0.3%    Principal loss rates  6.4%  6.2%  +0.2%    Delinquency rate  5.5%  5.1%  +0.4%    Reserve rate  6.8%  6.6%  +0.2%    6  10

 Card Services: First-Half Credit Sales  6  Active clients’ credit sales up 12 percentTotal credit sales growth masked by portfolios in liquidation (Bon Ton, Gander Mountain, Virgin America)New clients’ credit sales (2015-2018 signings) up approximately 70 percent and now represent ~25 percent of credit sales  +12%   Active Clients:  + Liquidations:  = Reported: $14.1 Bn $14.4 Bn +2%  $13.9 Bn   $1.7 Bn   $0.5 Bn  } $3.0Bn from new clients (2015-2018) +70 percent  11

   6    Card Services: First-Half Card Receivables Growth  6  Active clients’ receivables growth up 19 percentTotal receivables growth masked by portfolios in liquidation (Bon Ton, Gander Mountain, Virgin America)New clients’ receivables growth (2015-2018 signings) up 110 percent and now represent ~25 percent of card receivables  +19%   Active Clients:  + Liquidations:  = Reported: $15.7 Bn $17.6 Bn +12%  $16.8 Bn   $1.5 Bn   $0.8 Bn  } $4.2Bn from new clients (2015-2018) +110 percent    12

 Loss Rates: Returning to Trend  6    2005 - 2007~ 6%  At Trend  Below Trend  2016~ 5%  2017 ‐ 2018~ 6%  At Trend  13

2018 Guidance

Consolidated	2017	2018	
Revenue	$7.7 BN	$8.2 BN	+6%
Pro forma Revenue	$7.7 BN	$8.5 BN	+10%
Core EPS	$ 19.35	$22.50 – $23.00	+16% – 19%

Growth Rates by Quarter	Q1 (Act)	Q2 (Act)	Q3 (Guide)
Revenue	-%	+5%	Mid-single
Pro forma Revenue	+4%	+8%	Low-double
Core EPS	+13%	+31%	Mid-teens

- Revenue running a bit softer than original guidance, but no impact to profits and cash flow
    - Card Services: Bon-Ton (~$800 million in receivables at time of bankruptcy)
        - Liquidation vs. reorganization assumption – liquidation is $75 million hit to revenue
    - Epsilon
        - Agency (primarily low-margin pass-through) and old site-based display business revenue soft
- Increasing comfort and visibility with $22.50 to $23.00 Core EPS
    - Core EPS: 1st half core EPS up 22 percent vs. guidance of 16 to 19 percent for full year

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Confidential and Proprietary

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12  15  Financial MeasuresIn addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the Company may present financial measures that are non-GAAP measures, such as constant currency financial measures, adjusted EBITDA, adjusted EBITDA margin, adjusted EBITDA, net of funding costs, core earnings and core earnings per diluted share (core EPS). Constant currency excludes the impact of fluctuations in foreign exchange rates. The Company calculates constant currency by converting our current period local currency financial results using the prior period exchange rates. The Company uses adjusted EBITDA and adjusted EBITDA, net as an integral part of internal reporting to measure the performance and operational strength of reportable segments and to evaluate the performance of senior management. Adjusted EBITDA eliminates the uneven effect across all reportable segments of non-cash depreciation of tangible assets and amortization of intangible assets, including certain intangible assets that were recognized in business combinations, and the non-cash effect of stock compensation expense. Similarly, core earnings and core EPS eliminate non-cash or non-operating items, including, but not limited to, stock compensation expense, amortization of purchased intangibles, amortization of debt issuance and hedging costs. The Company believes that these non-GAAP financial measures, viewed in addition to and not in lieu of the Company’s reported GAAP results, provide useful information to investors regarding the Company’s performance and overall results of operations. Reconciliations to comparable GAAP financial measures are available in the Company’s earnings release, which is posted in both the News and Investors sections on the Company’s website (www.alliancedata.com). No reconciliation is provided with respect to forward-looking annual guidance for 2018 core EPS as the Company cannot reliably predict all necessary components or their impact to reconcile core EPS to GAAP EPS without unreasonable effort. The events necessitating a non-GAAP adjustment are inherently unpredictable and may have a material impact on the Company’s future results. The financial measures presented are consistent with the Company’s historical financial reporting practices. Core earnings and core EPS represent performance measures and are not intended to represent liquidity measures. The non-GAAP financial measures presented herein may not be comparable to similarly titled measures presented by other companies, and are not identical to corresponding measures used in other various agreements or public filings.

 Q & A  16